Exhibit 10.10







                                 PLAN DOCUMENT
                                      FOR
                       NATIONAL SEMICONDUCTOR CORPORATION
                    RETIRED OFFICERS & DIRECTORS HEALTH PLAN
                                EIN #95-2095071
                                ERISA PLAN #502
                            EFFECTIVE JULY 19, 1983

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                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----

Section         I.      Purpose...............................................1
Section         II.     Definitions and Construction..........................2
Section         III.    Eligibility, Participation and Election Procedures....5
Section         IV.     Contributions.........................................6
Section         V.      Funding Policy........................................7
Section         VI.     Benefits..............................................8
Section         VII.    Claim Procedures......................................9
Section         VIII.   Continuation of Coverage.............................10
Section         IX.     Administration.......................................11
Section         X.      Amendments & Terminations............................13
Section         XI.     Miscellaneous........................................14


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                               SECTION I. PURPOSE
                                          -------


National Semiconductor Corporation has established over a period of time several welfare benefit plans for the exclusive benefit of its employees and their dependents. The purpose of this document is to set forth, or incorporate by reference, in one document all of these welfare benefits to which the subject eligible retired Officers and Directors of National Semiconductor Corporation are legally entitled. The Company intends that these plans be consolidated into this written instrument entitled the National Semiconductor Corporation Welfare Benefit Plan. This Plan is intended to conform to the requirements of the Employee Retirement Income Security Act of 1974 (ERISA). It is also the intent of the Company that any benefits provided under this Plan be eligible for exclusion from the employee's gross income for federal, Social Security, and where permissible, state and local income tax purposes, under Sections 79, 105, and 106 of the Code.

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                    SECTION II. DEFINITIONS AND CONSTRUCTION
                                ----------------------------


2.1  Administrator.  The  Administrator is the person(s)  appointed  pursuant to
     Section IX below to control and manage the operations and administration of the Plan and carry out its provisions for purposes of the Employee Retirement Income Security Act of 1974 (ERISA). Except as may be provided in any Plan listed in Section 2.14 below and incorporated herein by reference, the Administrator also shall be the named fiduciary (within the meaning of ERISA) under the plan.

2.2  Administrative   Agent.  An  Administrative   Agent  is  appointed  by  the
     Administrator to assist in certain aspects of the administrative duties and functions.

2.3 Code. Code means the Internal Revenue Code of 1986, as now in effect or as it may be amended hereafter, and includes any regulations or rulings issued thereunder.

2.4  Company.   Company  means  National   Semiconductor   Corporation  and  any
     designated companies within the Company's controlled group.

2.5  Contract.  Contract  means an agreement  with any insurer listed in Section
     2.14 below and incorporated herein by reference.

2.6 Contribution. The amount payable by the Company or the amount payable by the Participant for participation under the Plan.

2.7 Coverage. Coverage means the benefits provided according to the provisions of the Contract(s) listed under Section 2.14 below and incorporated herein by reference.

2.8 Dependent. Dependent means a Retired Officer or Director's dependents who are eligible for coverage according to the terms of the contract applicable to that retiree.

2.9  Effective Date. The Effective Date of this document is July 19, 1983.

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2.10 Eligible  Retired  Officer or  Director.  An  eligible  retired  Officer or
     Director is a retiree who is eligible to participate under the plan according to the contracts referenced under Section 2.14 below and incorporated herein by reference.

2.11 Fiduciary. The named Fiduciary is the plan Administrator as set forth under
     Section 2.1.

2.12 Insurer. Insurer means the insurer designated under Section 2.14 below with which the Company has entered in a Contract.

2.13 Participant. A Participant is an eligible retired Officer or Director who has become a participant as provided under Section III.

2.14 Plan. The Plan means the National Semiconductor Corporation Retired Officers and Directors Health Plan established to provide welfare benefits for the retired Officers and Directors of the Company and their Dependents according to the provisions of the Contracts listed below as they may be amended from time to time.

        Insurance Company       Contract #      Coverage        Effective Date
        -----------------       ----------      --------        --------------

        A. Prudential Ins.       G-95678         Medical            6/1/81
           Co. of America        94230-8         Stop Loss          6/1/81
                                 94230-D         Dental             6/1/81

2.15 Plan Year. Plan Year means a twelve consecutive month period that begins on June 1 and ends on every May 31 thereafter.

2.16 Similarly Situated Beneficiary. In the case of any former Participant or former Dependent who has a qualifying event within the meaning of Section 162(k) of the Code, an individual who has the same coverage options under the Plan that the former Participant or former Dependent would have had if the qualifying event had not occurred is a Similarly Situated Beneficiary; provided that for purposes of determining charges for continuation coverage under Section VIII below, a former spouse of an eligible retired Officer or Director whose coverage terminates by reason of divorce or legal separation, or death of the retired Officer or Director shall be treated as similarly situated to an unmarried individual, a former dependent child whose coverage terminates because he ceases to be a Dependent shall be treated as similarly situated to an unmarried individual, and other determinations of similar status shall be made by the Company in good faith and in a manner not inconsistent with applicable law or regulations requiring continued coverage for beneficiaries of the Plan.

2.17 Gender and Number. In construction of the Plan, reference to any gender shall include the masculine, feminine and neuter genders, the plural shall include the singular and the singular shall include the plural whenever appropriate.

2.18 Construction. The terms of the Plan shall be constructed under the laws of California, except to the extent such laws are preempted by federal law.
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SECTION III. ELIGIBILITY, PARTICIPATION AND ELECTION PROCEDURES
             --------------------------------------------------

3.1 Eligibility. Members of the Board of Directors of the Company, the President of the Company, and Officers at the Vice President or higher level reporting directly to the President (whether appointed by the Board or otherwise appointed) who retire directly from the Company after July 19, 1983 and do not become affiliated with any business in competition with the Company will be eligible provided they meet the age and service requirements of the Plan. From and after April 24, 1992, Members of the Board of Directors or Directors of the Company, the President of the Company, and Officers at the Vice President or higher level appointed by the Board, who retire directly from the Company after April 24, 1992 and do not become affiliated with any business in competition with the Company and who meet the age and service requirements are eligible to participate in the plan provided they meet the age and service requirements of the Plan.

3.2  Age  and  Service  Requirements.   An  eligible  Officer  or  Director  may
     participate in the Plan provided that he retires when:

     A.   He has reached age 65;

     B. He has reached age 55 and the sum of his age plus years of service with the Company equals at least 65; or

     C. Provided he has the written consent of the President of the Company, he has reached age 50 and the sum of his age plus years of service with the Company equals at least 65.

     Dependent eligibility will be dictated by the provisions of the Company indemnity medical/dental plan.


3.3  Termination  of  Coverage.   Coverage  for  eligible  retired  Officers  or
     Directors will continue until the first of the following events:

     A. 60 days following the last day of the month which required plan contributions were not received; or

     B.   Death.

     Coverage for eligible dependents will cease when the retired Officer or Director's coverage ceases.

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                           SECTION IV. CONTRIBUTIONS
                                       -------------


4.1 Contributions. Contributions shall be made by the Company and the Participants in accordance with Section IV and shall be paid to the Insurer(s) or HMO(s) in accordance with the provisions of the application Contract(s) listed in Section 2.14.


4.2 Contribution Schedule. The amount of contributions necessary shall be billed by the Company in accordance with the Participant's Election of Coverage on a semi-annual basis. These amounts are subject to change from time to time at the Company's discretion and any changes will be communicated to the Employees during each Open Enrollment Period. The Contribution Schedule is available from the Plan Administrator at any time during normal Company working hours.


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                           SECTION V. FUNDING POLICY
                                      --------------


5.1 The Company's policies in funding the Plan are provided in the contracts referenced in Section 2.14 above and incorporated herein by reference. A separate fund or trust may (but need not) be established by the Company as necessary to hold any Company or Participant contributions hereunder. The Company reserves the right to change from time to time the funding policy for the Plan.


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                              SECTION VI. BENEFITS
                                          --------


6.1 Benefits. From the Effective Date of the Plan until amended or terminated in accordance with Section X below, benefits will be provided for under the contracts listed in Section 2.14 and incorporated herein by reference.

6.2 Nondiscriminatory Benefits. The Plan is intended not to discriminate in favor of Highly Compensated Employees (as that term is defined in the Code) as to eligibility to participate, Contributions and/or benefits, and to comply in this respect with the requirements of the Code. If in judgment of the Plan Administrator, the operation of the Plan in any Plan Year results in such discrimination, then such Plan Administrator shall either amend the Plan affecting the Highly Compensated Employees or impute income to such Highly Compensated Employees, all as shall be necessary to assure that, in the judgment of the Plan Administrator, the Plan does not discriminate.


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                         SECTION VII. CLAIMS PROCEDURES
                                      -----------------


7.1 Filing a Claim. Claims are to be submitted to the Insurer in accordance with the procedures outlined in the applicable contract listed in Section
     2.14 above and incorporated herein by reference. A claimant may be required to submit whatever proof of loss the Insurer may require. All claims will be responded to within ninety (90) days of receipt unless special circumstances warrant a ninety (90) day extension. The Claimant will be notified of an extension during the first ninety (90) day period.

7.2 Denial of Claim. If any such claim is denied in whole or in part, the claimant shall be provided promptly with written notice setting forth in a manner calculated to be understood by the claimant:

     A.   A specific reason or reasons for denial;

     B. Specific reference to pertinent Plan or contract provisions upon which the denial is based;

     C. A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     D.   An  explanation  of the Plan's  Claim Review  Procedures  set forth in
          Section 7.3 below.


7.3 Claim Review Procedures. Within sixty (60) days after denial of any claim filed under this Plan, the claimant may request, in writing from the Insurer, a review of the denial. Any claimant seeking review hereunder is entitled to examine all pertinent documents and to submit issues and comments in writing. Upon receipt of request for review, the Insurer must respond within sixty (60) days unless special circumstances require an extension of time to one hundred twenty (120) days after receipt of request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to pertinent Plan and contract provisions on which the decision is based.


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                     SECTION VIII. CONTINUATION OF COVERAGE
                                   ------------------------


8.1  Continuation  of  Coverage.  If a  qualifying  event  within the meaning of
     Section 162(k) of the Code occurs with respect to any Participant or Dependent and, in the case of legal separation or divorce, death of retired Officer or Director, or a dependent child's ceasing to be a Dependent, such former Participant or dependent furnishes the Company with notice of the qualifying event within the time prescribed by the Company for doing so, he shall be entitled to continue Coverage of the type available to a Similarly Situated Beneficiary under the Plan. An election to continue Coverage shall be made on forms provided by the Company or an Administrative Agent thereof, in the manner prescribed by the Company or such Administrative Agent.

8.2 Waiver of Election and Revocation of Waiver. If a former Participant or Dependent who is entitled to elect to continue coverage under Section 8.1 above waives such election, but subsequently, within the election period for such coverage, as dictated by Section 162(k), revokes the waiver and elects to continue coverage, such election to continue coverage shall be effective on a retrospective basis from the date of the qualifying event.

8.3 Similarly Situated Beneficiary. Notwithstanding any provision in this Plan to the contrary, a former Participant or Dependent of a Participant who elects to continue Coverage under this Section VIII, shall be eligible to change such Coverage in the same manner and at the same time as an individual who is a Similarly Situated Beneficiary with respect to the Participant.

8.4 Cost of Continuation Coverage. A former Participant or Dependent who elects to continue Coverage under this Section VIII shall be charged for the Coverage 102% of the cost of such coverage to the Plan.

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                           SECTION IX. ADMINISTRATION
                                       --------------


9.1 Administrator. The Company may appoint one or more Employees who shall have the authority and responsibility to take any reasonable actions necessary to control and manage operation of the Plan under the rules applied on a uniform and nondiscriminatory basis to all Participants. However, any action by the Company assigning any of its responsibilities to specific employees as Administrative Agents shall not constitute delegation of the Administrator's responsibility but rather shall be treated as the manner in which the Company has determined internally to discharge such responsibility.

9.2 Administrative Duties. The authority and responsibility to control and manage operations of the Plan includes but is not limited to (1) determination of eligibility; (2) preparation and filing of all reports required to be filed with any agency of the government; (3) compliance with all disclosure requirements imposed by law; and (4) maintenance of all books of accounts, records and all other data as may be necessary for proper administration of the Plan.

9.3 Rules of Administration. The Company shall adopt such rules for administration of the Plan as it considers desirable provided they do not conflict with the Plan or applicable law and may construe the Plan, correct defects, supply omissions to effectuate the Plan and, subject to Section VII above, such action shall be conclusive. Records of administration of the Plan shall be kept and Retired Officers and Directors may examine records pertaining directly to them.

9.4 Liability and Responsibility of Administrator. The Administrator shall be fully protected in respect to any action taken or suffered by them in good faith, in reliance upon the advice of his advisors. To the extent permitted by law, the Company shall indemnify the Administrator against any liability or loss sustained by reason of any act or failure to act in such capacity as Administrator, if such act or failure does not involve willful misconduct. Such indemnification includes attorney's fees and other costs and expenses reasonably incurred in defense of any action brought against such Administrator by reason of any such act or failure to act. No bond or other security shall be required of any Administrator or Administrative Agent, unless the individual handles funds or other property of the Plan.
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9.5  Liability  of the  Company.  Neither the  Company nor any of its  employees shall be liable for any loss due to its error or omission in administration of the Plan unless the loss is due to the failure of the Company or such employee to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

9.6 Indemnification of Administrator and Administrative Agents. The Company shall indemnify each Officer, Director or employee of the Company for all expenses (other than amounts paid in settlement to which the Company does not consent) reasonably incurred by him in connection with any action to which he may be party by reason of this performance of administration functions and duties under the Plan, except in relation to matters as to which he shall be adjudged in such action to be personally guilty of willful misconduct in the performance of his duties. The foregoing rights to indemnification shall be in addition to such other rights as the individual may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the individual may be entitled pursuant to the Company's By-laws.

9.7 Limited Discretionary Authority. Notwithstanding anything in the Plan to the contrary, and to the extent permitted by applicable law, the Plan Administrator shall have due discretionary authority to determine whether the criteria set forth in this Plan, including the criteria for eligibility and for benefits, have been established.

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                     SECTION X. AMENDMENTS AND TERMINATION
                                ---------------------------

10.1 Although termination of the Plan is not anticipated by the Company as of the Effective Date, the Company necessarily reserves the right to amend or terminate the Plan at any time; provided, however, that such amendment or termination shall not affect either the Company's obligation to pay all accrued benefits under the Plan or the right of any Participant to file claims for payment or reimbursement of covered expenses, to the extent that such amounts were payable prior to such amendment or termination under the terms of the Plan.


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                           SECTION XI. MISCELLANEOUS
                                       -------------


11.1 No Personal Liability. Nothing contained herein shall impose on any Officers or Directors of the Company any personal liability for any benefits due a Participant or Dependent pursuant to the Plan.

11.2 Additional Procedures. Any rules, regulations, or procedures that may be necessary for the proper administration of functioning of the Plan that are not covered herein shall be promulgated and adopted by the Plan Administrator.

11.3 Severability. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision and this Plan shall be construed and enforced as if such provisions had not been included.






In Witness, whereof, the Company has caused this document to be executed effective as of July 19, 1983.




By: //s// John M. Clark III                     Date: June 5, 1995
    ------------------------                    ------------------

Title:  Senior Vice President
        ---------------------

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